American Century Capital Portfolios, Inc. Summary Prospectus and Prospectus Supplement Equity Income Fund

Supplement dated July 1, 2014 ■ Summary Prospectus and Prospectus dated July 26, 2013

As of August 1, 2014, the fund will be open to all investors.

The following changes are effective August 1, 2014:

The first paragraph under Purchase and Sale of Fund Shares on page 4 of the summary prospectus and page 5 of the prospectus is deleted.

The section entitled Closed Fund Policies on page 17 of the prospectus is deleted.

©2014 American Century Proprietary Holdings, Inc. All rights reserved.

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